UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/11/2011

ING Emerging Markets High Dividend Equity Fund

(Exact name of registrant as specified in its charter)

Commission File Number:  001-35136

Delaware	27-2988890
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258

(Address of principal executive offices, including zip code)

480-477-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

On May 9, 2011, Moudy El Khodr tendered his resignation from ING Investment Management Advisors B.V., to be effective May 31, 2011.  Effective immediately, Moudy El Khodr is no longer a portfolio manager of ING Emerging Markets High Dividend Equity Fund (the “Fund”).  Manu Vandenbulck remains the lead portfolio manager and will continue to implement the Fund’s overall investment strategies along with Nicolas Simar, Patrick den Besten, Willem van Dommelen, and Edwin Cuppen.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ING Emerging Markets High Equity Dividend Fund

Date: May 11, 2011	By:	/s/ Huey P. Falgout, Jr.
Huey P. Falgout, Jr.
Secretary